Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Trade and other receivables

15	Trade and other receivables

	2025 $ 'millions	2024 $ 'millions
Processor receivables	67	35
Trade receivables	14	24
Other receivables	8	9
Prepayments	92	70
	181	138
Processor receivables are balances due from Payment Service Providers ("PSPs"). The Group considers the majority of these PSPs as financial institutions that have high credibility in the market and strong payment profiles. Therefore the expected credit loss allowance on these, and the other receivables balances in the note above is immaterial.
Prepayments for the year ended December 31, 2025, includes an amount of $17.7 million relating to the advance for sportsbook software, as discussed in note 14.
Management considers that the carrying amount of trade and other receivables approximates their fair value.